Vanguard Admiral™ Treasury Money Market Fund

Supplement to the Prospectus and Summary Prospectus Dated December 19, 2014

Important Announcement

The board of trustees of Vanguard Admiral Funds® has approved the renaming of Vanguard Admiral Treasury Money Market Fund to Vanguard Treasury Money Market Fund. This name change is expected to occur in late 2015.

© 2015 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 11B 062015